Another step on the path to success 1   Investor Presentation   Third Quarter 2011   EXHIBIT 99.1

Another step on the path to success 2   Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the ‘‘Act’’).   In addition, certain statements in future filings by First Financial with the SEC, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of   historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or   loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and   statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes’’, ‘‘anticipates’’, “likely”, “expected”, ‘‘intends’’, and other similar expressions   are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the   understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. Factors that could cause actual results   to differ from those discussed in the forward-looking statements include, but are not limited to:   • management’s ability to effectively execute its business plan;   • the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a   further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance;   • the effects of the potential delay or failure of the U.S. federal government to pay its debts as they become due or make payments in the ordinary course;   • the ability of financial institutions to access sources of liquidity at a reasonable cost;   • the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury’s TARP and the FDIC’s   Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the   U.S. and international economies, including potentially higher FDIC premiums arising from increased payments from FDIC insurance funds as a result of depository institution failures;   • the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act);   • inflation and possible changes in interest rates;   • our ability to keep up with technological changes;   • our ability to comply with the terms of loss sharing agreements with the FDIC;   • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies and the wind-down of non-strategic operations that may be greater than expected, such as the   previous activities of Irwin Union Bank & Trust Company and its former affiliates, including the risks and uncertainties associated with the Irwin Mortgage Corporation bankruptcy proceedings;   • the risk that exploring merger and acquisition opportunities may detract from management’s time and ability to successfully manage our company;   • expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss   following completed acquisitions may be greater than expected;   • our ability to increase market share and control expenses;   • the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC;   • adverse changes in the securities and debt markets;   • our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services;   • monetary and fiscal policies of the Board of Governors of the Federal Reserve System (Federal Reserve) and the U.S. government and other governmental initiatives affecting the financial services   industry;   • our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and   • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.   In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and   other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect   events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.   Forward Looking Statement Disclosure

Another step on the path to success 3   Focused Business Strategy    Client intimate strategy focused on long-term, profitable   relationships with clients    Strong sales culture that is aggressive in attracting   business with the appropriate risk and return    Lines of business   – Commercial   – Retail   – Wealth Management   – Franchise Finance    Target clients   – Individuals and small / mid-size businesses located   within the regional markets we serve    Ohio, Indiana and Kentucky   – 116 locations primarily focused on metro and near-   metro markets    Primary focus and value creation is through organic   growth in key regional markets    Key initiatives for additional revenue growth   – Mortgage   – Small business banking   Top SBA Lenders - SBA Fiscal Year 2011   Southwest Ohio 1   Number Annual Total Annual   2011 of Increase Loans Increase   Rank Name Loans (%) ($MM) (%)   1 Huntington Bank 168 124.0 19.4$ 65.0   2 First Financial Bank 68 106.1 26.0 278.9   3 US Bank 40 (20.0) 6.0 34.4   4 Chase 19 35.7 4.2 182.6   5 RiverHi l l s Bank 18 (41.9) 4.1 (19.1)   6 Fi fth Third Bank 14 (26.3) 5.8 26.0   7 Key Bank 14 75.0 3.9 153.9   7 PNC Bank 12 100.0 1.2 (28.2)   8 Stock Yards Bank & Trust 11 37.5 2.0 33.8   Source: Small Business Administration; Business Courier   1 Counties of Butler, Clermont, Hamilton and Warren

Another step on the path to success   Franchise Summary Comparison    Consistent and solid profitability   – LTM ROAA of 1.01% compared to peer median of 0.83%   – LTM ROAE of 8.93% compared to peer median of 7.44%   – LTM net interest margin of 4.63% compared to peer median of 3.79%    Capital levels extremely robust and have capacity to support significant asset growth   – Tangible common equity of 10.38% compared to peer median of 8.39%   – Total capital ratio of 20.08% compared to peer median of 15.65%   – Estimated asset growth capacity of approximately $2 billion    Dividend payout ratio of 100% and yield of 6.6%   – Peer median LTM dividend payout ratio of 39%   – Peer median dividend yield 2.3%    Low risk balance sheet   – Risk weighted assets / total assets of 56% compared to peer median of 66%   – Return on risk weighted assets of 1.76% compared to peer median of 1.19%   Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); peer median data as of September 30, 2011 except for risk weighted   asset data which is as of June 30, 2011. Dividend valuation data as of November 4, 2011.   Source: Peer Group median data obtained from SNL Financial   4

Another step on the path to success 5   Third Quarter 2011 Financial Highlights    Quarterly net income of $15.6 million, or $0.27 per diluted common share    Excluding pre-tax expenses not expected to recur of $3.4 million, net income totaled $17.7 million,   or $0.31 per diluted common share    Continued strong profitability   – Return on average assets of 1.01%   – Return on risk-weighted assets of 1.76%   – Return on average shareholders’ equity of 8.54%    Net income available to common shareholders for the nine months ended September 30, 2011   increased 13.3% compared to the similar period one year ago    Adjusted pre-tax, pre-provision income increased $2.2 million, or 7.0%, compared to second   quarter 2011    Quarterly net interest margin remains strong at 4.55%   – Driven by yield on covered loans and continued decline in cost of deposits    Legacy and originated loan portfolio increased 3.2% annualized compared to linked quarter,   excluding impact of loans acquired from Liberty Savings Bank   – Driven by 8.8% annualized growth in commercial portfolio    Nonperforming assets / total assets declined to 1.40% from 1.50% as of June 30, 2011

Another step on the path to success 6   Pre-Tax, Pre-Provision Income Trend    Adjusted pre-tax, pre-provision income represents income before taxes plus provision for all   loans less FDIC loss share income and accelerated discount adjusted for significant   nonrecurring items    Recent growth in adjusted PTPP driven significantly by lower noninterest expenses as a result   of efficiency initiatives   $30,178   $28,731   $27,097   $30,871   $33,036   1.87%   1.82%   1.75%   1.99%   2.14%   3Q10 4Q10 1Q11 2Q11 3Q11   Dollars in thousands   Adjusted PTPP Income Adjusted PTPP / Average Assets

Another step on the path to success 7   Components of Net Interest Margin    Yield on covered loans was 11.38% during the third quarter, continuing to enhance net interest margin    Available liquidity was used during the quarter to purchase limited amount of agency MBS and fund   redemption of wholesale borrowings and maturing time deposits    Net interest margin continues to be positively impacted by the improved deposit mix towards core   transaction and savings accounts    Deployment of elevated cash balances and implementation of strategic initiatives related to deposits   provide ability to enhance net interest margin   $5,867   $5,687   $4,801   $4,562   5.73%   5.30%   1.39%   0.93%   4.59% 4.55%   3Q10 4Q10 1Q11 2Q11 3Q11   Dollars in millions   Average Earning Assets Average Interest-Bearing Liabilities Yield on Interest-Earning Assets   Cost of Interest-Bearing Liabilities Net Interest Margin

Another step on the path to success 8   Capitalization    Primary component of capital is common equity    Capital ratios declined during the third quarter 2011 as a result of intangible assets recognized in   connection with the Liberty transaction    Capitalization levels still remain among industry leaders after closing of Liberty transaction and   initiation of variable dividend   Source: Peer Group median data obtained from SNL Financial   Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); based on most recent   financial information as of November 4, 2011.   10.38% 10.33% 10.40% 11.11% 10.38%7.96% 8.06% 8.28% 8.12% 8.39%   3Q10 4Q1 1Q11 2Q1 3Q11   First Financial Peer Group Median   10.38% 10.33% 10.40%   11.11% 10.38%   7.96% 8.06% 8.28% 8.12% 8.39%   3Q10 4Q10 1Q11 2Q11 3Q11   Tangible Common Equity / Tangible Assets   10.50% 10.89% 11.09% 11.01% 10.87%   9.70% 9.44% 9.62% 9.92% 9.61%   3Q10 4Q10 1Q11 2Q11 3Q11   Tier 1 Leverage Ratio   19.91% 19.72%   21.76% 21.42% 20.08%   15.26% 15.37% 15.24% 15.47% 15.65%   3Q10 4Q10 1Q11 2Q11 3Q11   Total Capital Ratio   18.64% 18.45%   20.49% 20.14%   18.81%   13.51% 13.63% 13.57% 13.87% 13.62%   3Q10 4Q10 1Q11 2Q11 3Q11   Tier 1 Capital Ratio

Another step on the path to success 9   Variable Dividend / 100% Payout Ratio    100% dividend payout ratio comprised of two components:   – Regular dividend based on stated payout of between 40% - 60% of quarterly earnings;   currently $0.12 per share   – Variable dividend based on the remainder of quarterly earnings; $0.15 per share based on   third quarter 2011 earnings    Stated capital thresholds include a tangible equity ratio of 7%, tier 1 leverage ratio of 8% and   total capital ratio of 13%; current capital levels are well in excess of these thresholds and can   support significant growth   – Strong earnings continue to generate capital to support further growth – we are returning   this incremental growth capacity to shareholders with the variable dividend    Variable dividend is intended to provide an enhanced return to our shareholders and avoid   adding to our capital position until capital deployment opportunities arise, such as acquisitions or   organic growth, that move the Company towards its capital thresholds.    Board of directors will evaluate the variable dividend on a quarterly basis but expects to approve   a 100% payout ratio for the foreseeable future

Another step on the path to success 10   Low Risk Balance Sheet   Stress Case    Illustrates the strength of our balance sheet assuming a full charge-off of all   acquired loans under FDIC loss share agreements and a full charge-off of all   uncovered non-performing loans.    Nonperforming Assets = $88 million    Covered Loans = $1.2 billion      Total Assets by Risk Weighting %   As of September 30, 2011   (Dollars in millions)    Return on Risk Weighted Assets = 1.76% (Peer Median(1) = 1.19%)    Risk Weighted Assets / Total Assets = 55.51% (Peer Median(1) = 65.84%)      (1) Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total   companies excluding First Financial); based on peer median financial data as of June 30, 2011   Peer % of 100%   RWAs = 54.67%   Chargeoff    Chargeoff    $2,722   43%   $507   8%   $2,711   43%   $398   6%   100% 50% 20% 0%   Risk Based Capital Ratio   20.08%   15.75%   3.16%   1.17%   Peers = 15.47%   Actual 9/30/2011 All Covered Loans Non-Performing   Uncovered   Stress Case   9/30/2011   Tangible Common Equity to Tangible Assets   7.92%   10.38%   0.80%   1.66%   Peers = 8.12%   Actual 9/30/2011 ll Covered Loans Non-Performing   Uncovered   Stress Case   9/30/2011   Source: Peer Group median data obtained from SNL Financial

Another step on the path to success 11   Credit Quality Review    Total classified assets declined $40.0 million, or 18.8%, compared to September 30, 2010    Economic conditions in the Company’s markets are still challenging; real estate loan collateral and   OREO valuations will continue to impact restructurings and resolutions   Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); based on most recent   financial information as of November 4, 2011. Source: Peer Group median data obtained from SNL Financial   10.38% 10.33% 10.40% 11.11% 10.38%7.96% 8.06% 8.28% 8.12% 8.39%   3Q10 4Q1 1Q11 2Q1 3Q11   First Financial Peer Group Median   2.88% 2.84% 2.90% 2.65% 2.60%2.54% 2.47% 2.60% 2.55% 2.26%   3Q10 4Q10 1Q11 2Q11 3Q11   NPLs / Total Loans   1.59% 1.57% 1.51% 1.50% 1.40%   2.02% 1.94% 1.94% 1.88% 1.74%   3Q10 4Q10 1Q11 2Q11 3Q11   NPAs / Total Assets   72.0% 71.6%   66.6%   72.5% 71.4%70.4% 72.9%   73.3% 75.0%   79.5%   3Q10 4Q10 1Q11 2Q11 3Q11   Reserves / NPLs   2.07% 2.03%   1.93% 1.92% 1.86%   1.95%   1.84%   1.93% 1.88% 1.81%   3Q10 4Q10 1Q11 2Q11 3Q11   Reserves / Total Loans   0.97%   1.39%   0.61%   0.83%   0.96%0.99%   1.16%   0.72% 0.72%   0.54%   3Q10 4Q10 1Q11 2Q11 3Q11   NCOs / Avg. Loans & Leases   14.2% 14.1% 13.6% 12.6% 12.6%   22.5% 23.1%   19.9% 20.5% 20.0%   3Q10 4Q10 1Q11 2Q11 3Q11   Texas Ratio

Another step on the path to success 12   Selective Acquisitions    Supplements organic growth strategy through expansion in strategic markets    Transactions met all internal criteria for acquisitions    Loss sharing arrangements provide significant protection on acquired loans    Developed scalable covered asset and loss share management team comprised of credit, legal, accounting   and finance   Loan Portfolio   June 30, 2009    $145 mm select performing   commercial and consumer   loans   Peoples (FDIC)   July 31, 2009    19 banking centers    $521mm deposits    $331mm in loss share covered loans1    No first loss position   Banking Centers   August 28, 2009    3 banking centers in Indiana    $85mm deposits    $41mm in select performing   commercial and consumer loans   Irwin (FDIC)   September 18, 2009    27 banking centers    $2.5B deposits    $1.8B in loss share covered loans1    No first loss position   Liberty Banking Centers   September 23, 2011    16 banking centers    $342mm deposits    $127mm in select in-market   performing loans   Flagstar Banking Centers   Ann. August 6, 2011    22 banking centers    $328mm retail deposits    $198mm government deposits   1 Estimated fair    market value    of loans   We will continue to evaluate opportunities but never lose sight of the core franchise   Core philosophy and strategy remain unchanged

Another step on the path to success 13   Liberty Savings Bank Branch Acquisition   Branch Map and Deposit Market Share    Significantly enhances presence in key market of Dayton    Deposit composition and cost of funds similar to existing First   Financial deposit base    Strong growth potential in all business lines under First   Financial brand    Positions First Financial as largest community bank operating   in the Dayton MSA   Southwestern Ohio   Pro Forma Deposit Market Share   Dayton, OH MSA   FDIC Deposit Data as of June 30, 2011 - Holding Company Level   Number Total Market   2011 of Deposits Share   Rank Name City, State Branches ($000s) (%)   1 Fi fth Third Bancorp Cincinnati , OH 47 2,423,183$ 23.3   2 JPMorgan Chase & Co. New York, NY 33 1,701,335 16.4   3 PNC Financia l Services Grp Inc. Pi ttsburgh, PA 32 1,549,300 14.9   4 KeyCorp Cleveland, OH 20 1,054,931 10.1   5 U.S. Bancorp Minneapol is , MN 30 756,701 7.3   6 Huntington Bancshares Inc. Columbus, OH 12 584,777 5.6   7 Pro Forma First Financial Bancorp Cincinnati, OH 16 466,620 4.5   7 U.S. Bancorp Cincinnati , OH 5 423,480 4.1   8 Liberty Capital Inc. Wilmington, OH 12 295,022 2.8   9 Park National Corp. Newark, OH 9 291,026 2.8   10 First Financial Bancorp. Cincinnati, OH 4 171,598 1.7   Other institutions 52 992,322 9.5   Market total 261 10,405,113$ 100.0   Source: SNL Financial LC

Another step on the path to success 14   Flagstar Bank Branch Acquisition   Branch Map and Deposit Market Share   Indiana   Pro Forma Deposit Market Share   Indianapolis, IN MSA   FDIC Deposit Data as of June 30, 2011 - Holding Company Level   Number Total Market   2011 of Deposits Share   Rank Name City, State Branches ($000s) (%)   1 JPMorgan Chase & Co. New York, NY 83 7,762,689$ 25.0   2 PNC Financia l Services Grp Inc. Pi ttsburgh, PA 71 6,899,386 22.2   3 Fi fth Third Bancorp Cincinnati , OH 47 2,817,795 9.1   4 BMO Financia l Group Toronto, ON 42 2,254,450 7.3   5 Huntington Bancshares Inc. Columbus, OH 45 2,061,363 6.6   6 Natl Bank of Indianapol is Corp. Indianapol is , IN 12 1,210,994 3.9   7 Regions Financia l Corp. Birmingham, AL 29 1,207,981 3.9   8 KeyCorp Cleveland, OH 34 1,207,717 3.9   9 Old National Bancorp Evansvi l le, IN 51 762,100 2.5   10 Firs t Merchants Corp. Muncie, IN 17 596,578 1.9   11 Pro Forma First Financial Bancorp Cincinnati, OH 23 519,359 1.7   15 First Financial Bancorp. Cincinnati, OH 5 260,220 0.8   16 Flagstar Bancorp Inc. Troy, MI 18 259,139 0.8   Other institutions 138 3,801,648 12.2   Market total 592 31,102,060$ 100.0   Source: SNL Financial LC   Note: Flagstar Indiana deposits do not include deposits held by Indiana-based public entities    Significantly enhances presence in key market of Indianapolis    Demographically desirable branch locations    Strong growth potential in all business lines under First   Financial brand    High scarcity value – few acquisitions targets available in   market with similar scale and footprint

Another step on the path to success 15   Franchise Highlights   1. Strong operating fundamentals – 84 consecutive quarters of profitability   2. Strong capital levels   3. Dividend yield of 6.6%   4. Low risk balance sheet   5. Credit metrics have remained strong throughout the economic   downturn   6. Solid market share in strategic operating markets   Dividend yield data as of November 4, 2011.

Another step on the path to success 16   Appendix

Another step on the path to success 17   Pre-Tax, Pre-Provision Income   For the three months ended   September 30, June 30, March 31, December 31, September 30,   2011 2011 2011 2010 2010   Pre-tax, pre-provision income 1 31,814$ 32,845$ 29,768$ 34,844$ 33,631$   Accelerated discount on acquired   loans related to:   Loan sales 198 39 3,085 - 362   Prepayments 5,009 4,717 2,698 6,113 9,086   Total accelerated discount 5,207 4,756 5,783 6,113 9,448   Plus: loss on covered OREO 2 3,755 2,621 3,112 - -   Less: gain on sales of non-mortgage loans 3 700 429 - - 2,034   Plus: acceleration of deferred swap fees   associated with trust preferred redemption - 590 - - -   Plus: FHLB prepayment penalty - - - - 8,029   Plus: One-time expenses related to the   Liberty Savings Bank branch acquisition 1,791 - - - -   Plus: One-time other exit and retention costs   costs 1,583 - - - -   Pre-tax, pre-provision income, net of   acceler t d discount, loss on covered OREO   and other significant nonrecurring items 33,036$ 30,871$ 27,097$ 28,731$ 30,178$   1   Represents income before taxes plus provision for all loans less FDIC loss sharing income   2   Reimbursements related to losses on covered OREO and other credit-related costs are included in FDIC loss sharing income, which is   excluded from the pre-tax, pre-provision income above   3   Represents gain on sale of loans originated by franchise finance business

Another step on the path to success 18   Revenue by Source    Strategic – Elements of the business that either   existed prior to the acquisitions or were acquired with   the intent to retain and grow. On a reported basis,   approximately 76% of total revenue is derived from   strategic businesses. Not including the FDIC loss   sharing income, strategic operations represents 84%   of total revenue.    Acquired-Non-Strategic – Elements of the business   that the Company intends to exit but will continue to   support to obtain maximum economic value. No   growth or replacement is expected. Revenue will   decrease over time as loans and deposits will not be   renewed when they mature.    FDIC Loss Sharing Income – In accordance with   guidance provided by the SEC, amounts recoverable   from the FDIC related to credit losses on covered   loans under loss sharing agreements are required to   be recorded as noninterest income    Accelerated Discount on Loan Prepayments and   Dispositions – The acceleration of the unrealized   valuation discount. Noninterest income results from   the prepayment or sale of covered loans. This item   will be ongoing but diminishing as covered loan   balances decline over time.   Total Revenue: $93.3 million   For the Three Months Ended September 30, 2011   (Dollars in millions)   $8.4   9%   $8.7   9%   $71.0   76%   $5.2   6%   Strategic   Acquired-Non-Strategic   FDIC Loss Sharing Income   Accelerated Discount on Paid in Full Loans

Another step on the path to success 19   Noninterest Income and Expense   Components of Noninterest Expense   For the Three Months Ended September 30, 2011   (Dollars in millions)   Components of Noninterest Income   For the Three Months Ended September 30, 2011   (Dollars in millions)   $1.4   3%   -$0.4   - 1%   $43.6   82%   $8.5   16%   Strategic   Acquired-non-strategic   FDIC Support   Other Non-strategic   $0.4   1%   $8.4   30%   $14.1   50%   $5.2   19%   Strategic   FDIC Loss Sharing Income   Other Non-strategic   Accelerated Discount on Paid in Full Loans

Another step on the path to success 20   Deposit and Loan Composition   Total Deposits = $5.3 billion   As of September 30, 2011   (Dollars in millions)   Gross Loans = $4.1 billion   As of September 30, 2011   (Dollars in millions)    Market exits are complete; acquired-non-strategic deposits consist primarily of time deposits in Western, Michigan and   Louisville markets and brokered CDs.   $136   3%   $5,163   97%   Strategic Acquired-Non-Strategic   $3,469   85%   $620   15%

Another step on the path to success 21   Loan Composition   Covered Loans - $1.2 billion   Uncovered Loans - $2.9 billion   Total Loan Portfolio – September 30, 2011   $4.1 billion    In-house lending limit of $15 million – significantly below legal limit    28.2% of total loans covered under FDIC loss share agreements    Originated portfolio increased $148.5 million, or 21.1% annualized, compared to second quarter 2011;   includes loans acquired as part of Liberty branch transaction   26%   4%   46%   10%   11%   3%   Commercial Real estate - construction   Real estate - commercial Real estate - residential   Home equity Installment and other   19%   2%   60%   11%   6% 2%   28%   5%   41%   10%   12%   4%

Another step on the path to success 22   Uncovered Loans – RE Collateral   Total Uncovered Loan Portfolio 1 – September 30, 2011   $2.9 Billion   1 Excludes loans covered by FDIC loss sharing agreements    Construction and acquisition and land development loans represent small portion of overall portfolio    Commercial real estate and constructions loans located primarily in Ohio and Indiana markets      5%   41%   Real estate - construction Real estate - commercial   $1,202,035   $136,651   Dollars in thousands   61%   36%   3%   Non-owner occupied Owner occupied   Acquisition & land development

Another step on the path to success 23   1.23% 1.11% 1.04%   * Not included in cost of funds calculation   Average Interest Bearing Liability Balances End of Period Deposit Composition   0.35%   2.12%   Co   s   t   of   F   u   n   d   s     Total Cost of Funds   Funding Structure and Cost of Funds   0.00%   0.93%   0.32%   2.03%   0.00%   0.29%   1.99%   0.00%   0.34%   1.97%   0.00%   0.54% 0.45% 0.45%   0.24%   Total Cost of Deposits   0.76% 0.84% 0.90% 0.99%

Another step on the path to success 24   Deposit Activity    Quarterly growth in strategic transaction and savings accounts includes $188.4 million of deposits   assumed as part of Liberty transaction    Average strategic transaction and savings accounts increased over $67.9 million, or 8.0% annualized,   compared to the second quarter 2011    Active management of pricing and significantly improved deposit mix resulted in a 35 bp decrease in   the cost of deposit funding over the past year    Implemented a deposit rationalization strategy focused on improving core customer profitability and   reducing higher-cost, non-core deposit balances   Deposit Activity - Third Quarter 2011   Balance as of Acquired- Balance as of   June 30, Strategic Non-Strategic September 30,   (Dollars in thousands) 2011 Portfolio Portfolio 2011   Transaction and savings accounts 3,392,807$ 255,114$ (6,852)$ 3,641,069$   Time deposits 1,526,731 80,013 (2,522) 1,604,222   Brokered deposits 54,872 (578) (485) 53,809   Total deposits 4,974,410$ 334,549$ (9,859)$ 5,299,100$

Another step on the path to success 25   Investment Portfolio    Investment portfolio represents 18.8% of total assets    Volatile market conditions limited new purchases to $38.6 million of agency mortgage backed securities during   the third quarter 2011    Elevated cash balances, including cash received at closing of the Liberty transaction, will be deployed with the   goal of increasing overall portfolio duration to a range of three to three-and-a-half years; current duration is   approximately one year   As of September 30, 2011   Book Percent of Book Cost Market Gain/   (Dollars in thousands) Value Total Yield Basis Value (Loss)   Agencies 5,112$ 0.4% 5.49 100.00 101.69 85$   CMOs (agency) 660,240 55.3% 1.94 101.23 102.90 10,706   CMOs (private) 34 0.0% 0.95 100.00 100.38 -   MBSs (agency) 433,005 36.3% 3.34 102.27 106.33 16,533   1,098,391 92.0% 2.51 101.64 104.22 27,324   Municipal 14,266 1.2% 7.22 99.54 102.03 354   Other 1 81,738 6.8% 3.44 102.85 102.96 82   96,004 8.0% 4.00 102.36 102.81 436   Total investment portfolio 1,194,395$ 100.0% 2.63 101.69 104.11 27,760$   Net Unrealized Gain/(Loss) 27,760$   Aggregate Gains 28,278   Aggregate Losses (518)   Net Unrealized Gain/(Loss) % of Book Value 2.32%   1 Other includes $71.5 million of regulatory stock

Another step on the path to success 26   Sector Allocation Credit Quality   Investment Grade = A rated securities   Other Investment Grade = B rated securities   Not Rated includes an immaterial amount of securities   with a non-investment grade rating * Other consists primarily of regulatory stock   Investment Portfolio Composition   As of September 30, 2011

Another step on the path to success 27   Covered Loan Activity   Covered Loan Activity - Third Quarter 2011   Reduction in Balance Due to:   June 30, Contractual Net Loans With September 30,   (Dollars in thousands) 2011 Sales Prepayments Activity   1   Charge-Offs   2 Coverage Rem. 2011   Commercial 251,753$ 3,721$ 17,380$ 5,232$ 1,298$ 240$ 223,882$   Real estate - construction 40,811 - 5,237 8,913 768 - 25,893   Real estate - commercial 726,885 - 27,348 3,587 6,832 1,726 687,392   Real estate - residential 134,131 - 3,483 2,193 702 - 127,753   Installment 15,197 - 713 215 91 - 14,178   Home equity 68,664 - 1,771 (1,505) 501 - 67,897   Other covered loans 5,289 - - 1,218 - - 4,071   Total covered loans 1,242,730$ 3,721$ 55,932$ 19,853$ 10,192$ 1,966$ 1,151,066$   1 Includes partial paydow ns, accretion of the valuation discount and advances on revolving loans   2 Indemnified at 80% from the FDIC

Another step on the path to success 28   Third Quarter 2011 Loan Valuation    The majority of the loans acquired as part of the FDIC-assisted transactions are accounted for under ASC Topic   310-30 which requires the Company to periodically update its forecast of expected cash flows from these loans.    As a result of cumulative valuation procedures performed during the third quarter 2011, net impairment is now   being observed in the majority of its loan pools.    As of September 30, 2011, the allowance for loan and lease losses attributed to valuation of acquired loans was   $48.1 million, a decrease of $2.9 million from the second quarter 2011. Expected payments from the FDIC, in   the form of FDIC loss sharing income, offset approximately 80% of the recorded impairment and charge-offs.    Covered loans continue to maintain yields significantly higher than the Company’s legacy loan portfolio.   Third Quarter 2011 Valuation Results   Current Prior Period Net Current Projected Life-to- Day 1   Balance as of Period Impairment Period Improvement Wtd. Avg. Date Projected   Dollars in thousands Sept. 30, 2011 Impairment Recapture Impairment Rate Avg. Rate Rate   Total loans 1,065,685$ 10,801$ (13,733)$ (2,932)$ 1,990$ 10.97% 1   llowance for loan and lease losses (48,112) - - - - 0.52%   Total net loa s 1,017,573$ 10,801$ (13,733)$ (2,932)$ 3 1,990$ 11.49% 2 10.53% 9.10%   FDIC indemnification asset 177,814$ NA NA NA NA (4.62%) 2.67% 6.50%   Weighted average yield 9.09% 9.47% 8.75%   1 The actual yield realized may be different than the projected yield due to activity that occurs after the periodic valuation.   2 Accretion rates are applied to the net carrying value of the loan w hich includes the allow ance for loan and lease losses.   3 Acquired loan provision expense of $7.3 million w as comprised of net charge-offs during the period of $10.2 million and net impairment / (relief) of ($2.9) million.

Another step on the path to success 29   Covered Loan Performance    While covered loans continue to decline, better than expected performance has resulted in an   increasing yield on the portfolio    Despite net impairment being recognized in a majority of the loan pools life-to-date, impairment   recapture outweighed current impairment during the third quarter resulting in net relief for the period   $(4,938)   $(15,062)   $(19,489)   $2,932   $17,346 $20,718   $777 $1,990   4Q10 1Q11 2Q11 3Q11   Dollars in thousands Quarterly Valuation Results   Net (Impairment) / Relief Improvement   $1,481   $1,336   $1,243   $1,151   10.29% 10.97% 11.03%   11.38%   4Q10 1Q11 2Q11 3Q11   Dollars in millions Covered Loan Balances and Yields   Ending Balance of Covered Loans Yield on Covered Loans

Another step on the path to success   Components of Credit Losses   Covered Assets   30   $5,693   $4,873   $2,638   1Q11 2Q11 3Q11   Actual Covered Asset Credit Losses   For the three   months ended   September 30,   Dollars in thousands 2011 Description   Net incremental impairment   for period ($2,932) Reduction in expected cash flows related to certain loan pools net   of prior period impairment relief / recapture   Net charge-offs 10,192 Represents actual, unexpected net charge-offs of acquired loans   during the period   1   Provision for loan and lease   losses - acquired 7,260   Loss on sale - covered   OREO 2,707   Other credit-related expenses 1,048   Total gross credit losses $11,015   FDIC loss share income $8,377 Represents receivable due from FDIC on estimated credit   (Nonint rest income) losses; calculated as approximately 80% of gross credit losses   related to covered assets   $2,638 Difference between these two amounts represents actual   credit costs for the period   1 Expected losses are considered in the recorded investment value

Another step on the path to success 31   Comparison of Financial Impact   1   Extreme Cases    If all acquired loans were to prepay immediately, diluted EPS would benefit by $1.15 per   share as of the third quarter 2011    The absolute worst case scenario – a 100% loss on all acquired loans – would   negatively impact diluted EPS by $0.88 per share as of the third quarter 2011      The tables below present a comparison of the impact on diluted earnings per share under various scenarios   Best Estimate   If only ASC Topic 310-30 loans were to pay as   expected, the benefit to after-tax revenue per   diluted share would be $4.27, earned over the   remaining life of the portfolio. Current   weighted average life is approximately 4 years.      Extreme Scenarios - All Acquired Loans Payment as Expected   Recognition of Noninterest Income Estimated Maximum Credit Loss Exposure Recognition of Interest Income   Assumes All Acquired Loans Prepay Immediately Assumes 100% Loss on Total UPB Assumes Loans Amortize Over Expected Life   As of As of As of   Dollars in millions 9/30/11 6/30/11 Dollars in millions 9/30/11 6/30/11 Dollars in millions 9/30/11 6/30/11   Unamortized discount $228 $257 FFBC share of stated loss threshold $122 $123 Total expected cash flows $1,468 $1,569   FDIC indemnification asset 1 (172) (174) FFBC share of max. additional losses 61 61 Recorded investment 1,067 1,149   Allowance for loan losses - acquired 48 51 Maximum possible credit loss 183 184 Total accretable difference 401 420   Discount net of indemnification asset FDIC indemnification asset 1 172 174 FDIC indemnification asset 3 (16) (13)   and allowa ce $104 $134 Unamortized discount (228) (257) Total net accretable difference $385 $407   Allowance for loan losses - acquired (48) (51)   Adjusted max. possible credit loss $79 $50   Impact of i ediate recognition of Impact of immediate recognition of Impact of accretable difference on   unamortized discount on after-tax additional credit losses on after-tax after-tax revenue per diluted share   diluted earnings per share 2 $1.15 $1.48 diluted earnings per share 2 ($0.88) ($0.55) over the expected life of the loans 2 $4.27 $4.50   1 Represents the amount presented on the balance sheet less claims submitted to the FDIC but not yet received and FDIC indemnification on related to OREO   2 Based on third quarter 2011 average diluted common shares outstanding of 58,654,099 and second quarter 2011 average diluted common shares outstanding of 58,734,662; tax rate of 35% applied   3 Pro jected amortization of FDIC indemnification asset over average expected life of portfo lio

Another step on the path to success 32   Summary of Acquisition-Related Items   For the Three Months Ended   September 30 June 30 September 30   (Dollars in thousands) 2011 2011 2010   Income effect:   Accelerated discount on covered loans 1,2 5,207$ 4,756$ 9,448$   Acquired-non-strategic net interest income 8,645 8,821 10,586   FDIC loss sharing income 1 8,377 21,643 17,800   Service charges on deposit accounts related to   acquired-non-strategic operations 59 108 168   Other inc. (loss) related to acquired-non-strategic ops. 39 (593) (124)   Income related to the accelerated discount on   covered loans and acquired-non-strategic ops. 22,327 34,735 37,878   Expense effect:   Provision for loan and lease losses - covered 7,260 23,895 20,725   Acquired-non-strategic operating expenses: 3   Salaries and employee benefits - 499 13   Occupancy (367) 64 91   Other (40) 2,110 462   Total acquired-non-strategic operating expenses (407) 2,673 566   FDIC loss share support 3 1,382 1,369 875   Loss share and covered asset expense 3 3,755 3,376 -   Continued For the Three Months Ended   September 30 June 30 September 30   (Dollars in thousands) 2011 2011 2010   Acquisition-related costs: 3   Integr tion-related costs 488 76 (102)   Professional services fees 127 - 1,174   O her 1,260 - 433   Total acquisition-related costs 1,875 76 1,505   Transition-related items: 3   Salaries and benefits 14 81 796   Occupancy - - 50   Oth r (125) 80 -   Total transition-related items (111) 161 846   Total expense effect 13,754 31,550 24,517   Total estimated effect on pre-tax earnings 8,573$ 3,185$ 13,361$   1 Included in noninterest income   2 Net of the corresponding valuation adjustment on the FDIC indemnification asset   3 Included in noninterest expense

Another step on the path to success 33   Effect on Noninterest Items   Noninterest Income Noninterest Expense   For the Three Months Ended   September 30 June 30 September 30   (Dollars in thousands) 2011 2011 2010   Total noninterest income 28,115$ 41,118$ 44,895$   Signif icant components of noninterest income   Items likely to recur:   Accelerated discou t on covered loans 1 5,207 4,756 9,448   FDIC loss sharing income 8,377 21,643 17,800   Other acquired-non-strategic items 98 (485) 44   Items expected not to recur:   Gain on sale of insurance business - - 1,356   Other items not expected to recur 288 (152) (132)   Total excluding items noted above 14,145$ 15,356$ 16,379$   1 Net of the corresponding valuation adjustment on the FDIC indemnification asset   For the Three Months Ended   S ptember 30 June 30 September 30   (Dollars in thousands) 2011 2011 2010   Total noninterest expense 53,142$ 52,497$ 61,310$   Signif icant components of noninterest expense   Items likely to recur:   Acquired-non-strategic operating expenses (407) 2,673 566   Transition-related items (111) 161 846   FDIC loss share support 1,382 1,369 875   Loss shar and covered asset expense 3,755 3,376 -   Items expected not to recur:   Acquisitio -related costs 1,875 76 1,505   FHLB pr payment penalty - - 8,029   Other it ms not expected to recur 1,874 1,140 493   Total excluding items noted above 44,774$ 43,702$ 48,996$

Another step on the path to success 34   Another step on the path to success